CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Thrivent Series Fund, Inc. of our report dated February 16, 2023, relating to the financial statements and financial highlights, which appear in each fund’s (as listed in Appendix I) Annual Report on Form N-CSR for the periods listed in Appendix I. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm”, and “Service Provider” in such Registration Statement.

Minneapolis, Minnesota

April 26, 2023

Appendix I
Fund	Period	Representation Letter Date

Thrivent Series Funds

Thrivent Aggressive Allocation Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent All Cap Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Balanced Income Plus Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Diversified Income Plus Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent ESG Index Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Global Stock Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Government Bond Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent High Yield Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Income Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent International Allocation Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent International Index Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Large Cap Growth Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Large Cap Index Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Large Cap Value Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Limited Maturity Bond Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Low Volatility Equity Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Mid Cap Growth Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Mid Cap Index Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Mid Cap Stock Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Mid Cap Value Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Moderate Allocation Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Moderately Aggressive Allocation Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Moderately Conservative Allocation Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Money Market Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Multidimensional Income Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Opportunity Income Plus Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Emerging Markets Equity Portfolio (formerly Thrivent Partner Emerging Markets Equity Portfolio)	Year ended 12/31/2022	02/16/2023

Thrivent Healthcare Portfolio (formerly Thrivent Partner Healthcare Portfolio)	Year ended 12/31/2022	02/16/2023

Thrivent Real Estate Securities Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Small Cap Growth Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Small Cap Index Portfolio	Year ended 12/31/2022	02/16/2023

Thrivent Small Cap Stock Portfolio	Year ended 12/31/2022	02/16/2023